PROPERTY, PLANT, EQUIPMENT AND MINING DEVELOPMENT COSTS, NET (Notes)	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment, Net [Abstract]
Property, Plant, Equipment and Mining Development Costs, Net
PROPERTY, PLANT, EQUIPMENT AND MINING DEVELOPMENT COSTS, NET
The components of net property, plant, equipment and mining development costs follow:

	December 31,
	2015	2014
Proven and probable mineral reserves	$3,880	$3,879
VBPP	649	644
Mining development and other	4,881	4,414
Buildings and infrastructure	7,022	4,709
Machinery and equipment	11,742	9,253
Mobile equipment	3,845	3,626
Construction in progress	3,724	6,653
Property, plant, equipment and mining development costs	35,743	33,178
Accumulated depreciation, depletion and amortization	(11,497)	(10,251)
Property, plant, equipment and mining development costs, net	$24,246	$22,927

FCX recorded $1.7 billion for VBPP in connection with the FMC acquisition in 2007 (excluding $544 million for discontinued operations) and transferred $1 million to proven and probable mineral reserves during 2014 (none during 2015) and $639 million prior to 2014. Cumulative impairments of VBPP total $485 million, which were primarily recorded in 2008.

Capitalized interest, which primarily related to FCX's mining operations' capital projects, totaled $157 million in 2015, $148 million in 2014 and $105 million in 2013.

Because of a decline in commodity prices, FCX made adjustments to its operating plans for its mining operations in the third and fourth quarters of 2015. Although FCX’s long-term strategy of developing its mining resources to their full potential remains in place, the decline in copper and molybdenum prices has limited FCX’s ability to invest in growth projects and caused FCX to make adjustments to its near-term plans by revising its strategy to protect liquidity while preserving its mineral resources and growth options for the longer term. Accordingly, operating plans were revised primarily to reflect: (a) the suspension of mining operations at the Miami mine in Arizona; (b) a 50 percent reduction in mining rates at the Tyrone mine in New Mexico; (c) the suspension of production at the Sierrita mine in Arizona; (d) adjustments to mining rates at other North America copper mines; (e) an approximate 50 percent reduction in mining and stacking rates at the El Abra mine in Chile; (f) an approximate 65 percent reduction in molybdenum production volumes at the Henderson molybdenum mine in Colorado; (g) capital cost reductions, including project deferrals associated with future development and expansion opportunities at the Tenke Fungurume minerals district (which is reported as discontinued operations) in the DRC; and (h) reductions in operating, administrative and exploration costs, including workforce reductions.

In connection with the decline in copper and molybdenum prices and the revised operating plans discussed above, FCX evaluated its long-lived assets (other than indefinite-lived intangible assets) for impairment during 2015 and as of December 31, 2015, as described in Note 1. FCX’s evaluations of its copper mines at December 31, 2015, were based on near-term price assumptions reflecting prevailing copper future prices, which ranged from approximately $2.15 per pound to $2.17 per pound for COMEX and from $2.13 per pound to $2.16 per pound for LME, and a long-term average price of $3.00 per pound. FCX's evaluations of its molybdenum mines at December 31, 2015, were based on near-term price assumptions that are consistent with current market prices for molybdenum and a long-term average price of $10.00 per pound.

FCX’s evaluations of long-lived assets (other than indefinite-lived intangible assets) resulted in the recognition of a charge to production costs for the impairment of the Tyrone mine totaling $37 million in 2015, net of a revision to Tyrone's ARO.